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                                                                   Exhibit 10.28

                         LOCK-UP AND PURCHASE AGREEMENT

         This LOCK-UP AND PURCHASE AGREEMENT (this "Agreement") is entered into as of April 10, 2002, by and among Quality Distribution, Inc., a Florida corporation (the "Company"), and Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P. and Apollo (U.K.) Partners III, L.P. (collectively, the "Apollo Entities").

         WHEREAS, the Company has issued $100,000,000 aggregate principal amount of its 10% Series B Senior Subordinated Notes due 2006 (the "Fixed Rate Notes") and $40,000,000 aggregate principal amount of its Series B Floating Interest Rate Subordinated Term Securities due 2006 (FIRSTS(SM)) (the "FIRSTS", and together with the Fixed Rate Notes, the "Old Notes"); and

         WHEREAS, the Apollo Entities own an aggregate of $29,500,000 principal amount of the Old Notes (the "Apollo Old Notes"), and such principal amount remains outstanding as of the date hereof; and

         WHEREAS, pursuant to the terms of an Offering Memorandum and Consent Solicitation Statement, dated as of the date hereof, and incorporated herein by reference (as such document may be amended and/or supplemented from time to time, the "Offering Memorandum"; references herein to the Offering Memorandum or to information included therein include all material incorporated therein by reference), the Company is offering all holders of Old Notes (other than the Apollo Entities, ARES Leveraged Investment Fund, L.P. and ARES Leveraged Investment Fund II, L.P. (collectively, the "Ares Entities") and certain members of management of the Company (the "Management Group")) the opportunity to exchange pursuant to the terms set forth in the Offering Memorandum (the "Debt/Equity Exchange"), Old Notes for debt and equity securities (the "Debt/Equity Securities") consisting of (a) 12.5% Senior Subordinated Secured Notes due 2008 (the "New Notes"), which will be issued by Quality Distribution, LLC, a wholly owned subsidiary of the Company ("QDI LLC") to be formed on or prior to the Closing Date, (b) 12% Junior Subordinated PIK Notes due 2009 (the "Junior PIK Notes"), which will be issued by the Company and (c) Warrants (the "Warrants"), each to purchase one share of the Company's Common Stock, $0.01 par value per share (the "Common Stock"); and

         WHEREAS, simultaneous with the consummation of the Debt/Equity Exchange and upon the satisfaction of certain conditions set forth herein, the Company has agreed to issue to the Apollo Entities, and the Apollo Entities have agreed to acquire from the Company, Debt/Equity Securities in exchange (the "Apollo Debt/Equity Exchange") for all of the Apollo Old Notes, all as more fully set forth herein; and

         WHEREAS, simultaneous with the consummation of the Debt/Equity Exchange and upon the satisfaction of certain conditions set forth in that certain Lock-Up Agreement, dated as of the date hereof, among the Company and the Ares Entities (the "Ares Lock-Up Agreement"), the Company has agreed to issue to the Ares Entities, and the Ares Entities have agreed to acquire from the Company, Debt/Equity Securities in exchange (the "Ares Debt/Equity Exchange") for all of the Old Notes owned by the Ares Entities, all as more fully set forth therein; and

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         WHEREAS, upon the satisfaction of certain conditions set forth herein, in lieu of consummating the Apollo Debt/Equity Exchange and simultaneous with the consummation of the Debt/Equity Exchange, the Apollo Entities have agreed to acquire from the Company, and the Company has agreed to issue to the Apollo Entities, shares of the Company's 13.75% Preferred Stock, par value $0.01 per share (the "13.75% Preferred Stock"), in exchange (the "Apollo Junior Exchange") for all of the Apollo Old Notes, all as more fully set forth herein; and

         WHEREAS, if the Apollo Junior Exchange is to be consummated and certain conditions set forth herein are satisfied, the Apollo Entities have agreed to purchase from the Company, and the Company has agreed to sell to the Apollo Entities (the "Apollo Equity Investment" and, together with the Apollo Junior Exchange, the "Apollo Junior Transactions"), additional shares of 13.75% Preferred Stock, all as more fully set forth herein; and

         WHEREAS, if the Debt/Equity Exchange is not consummated because certain conditions thereto are not satisfied, in lieu of the Apollo Debt/Equity Exchange or the Apollo Junior Transactions, as the case may be, the Company has agreed to issue to the Apollo Entities, and the Apollo Entities have agreed to acquire from the Company, the Company's 10% Senior Secured Notes due 2008 (the "Apollo 10% Senior Secured Notes") in exchange (the "Apollo Senior Note Exchange") for all of the Apollo Old Notes, all as more fully set forth herein; and

         WHEREAS, pursuant to the terms set forth in that certain Lock-Up Agreement, dated as of the date hereof, among the Company and the Management Group (the "Management Group Lock-Up Agreement"), the Company has agreed to issue to the Management Group, and the Management Group has agreed to acquire from the Company, (i) Debt/Equity Securities, (ii) shares of 13.75% Preferred Stock or (iii) the Company's 10% Senior Secured Notes due 2008, in each case in exchange for all of the Old Notes owned by the Management Group and simultaneous with the consummation of the Apollo Debt/Equity Exchange, Apollo Junior Transactions or Apollo Senior Note Exchange, respectively, all as more fully set forth therein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

    1. The Transactions.

         (a) The Apollo Debt/Equity Exchange.

                  (i) Consideration. Subject to the terms and conditions contained herein, if the conditions set forth in Section 5(a) and Section 5(b) hereof are satisfied (or waived by the Apollo Entities), then the Company shall issue to each Apollo Entity that number of Debt/Equity Securities (the "Apollo Debt/Equity Securities") set forth opposite such Apollo Entity's name in column 2 of Schedule I attached hereto and each Apollo Entity shall deliver to the Company in exchange therefor the principal amount of Apollo Old Notes set forth opposite such Apollo Entity's name in column 3 of Schedule I attached hereto. Any unpaid interest on the Apollo Old Notes accrued through the Closing Date (as defined herein) will become immediately due and payable on the first interest payment date provided for in the New Notes.

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                  (ii) Terms of the Apollo Debt/Equity Securities. The Apollo
    Debt/Equity Securities will be governed by (A) in the case of the New Notes (the "Apollo New Notes"), an Indenture in the form attached to the Offering Memorandum (the "New Note Indenture"), (B) in the case of the Junior PIK Notes (the "Apollo Junior PIK Notes"), an Indenture in the form attached to the Offering Memorandum (the "Junior PIK Note Indenture") and (C) in the case of the Warrants (the "Apollo Warrants"), a Warrant Agreement in the form attached to the Offering Memorandum (the "Warrant Agreement"); in each case as such document may be amended and/or supplemented from time to time.

        (b) The Apollo Junior Exchange.

                  (i) Consideration. Subject to the terms and conditions contained herein, if the conditions set forth in Section 5(a) and Section 5(c) hereof are satisfied (or waived by the Apollo Entities), then in lieu of consummating the Apollo Debt/Equity Exchange, the Company shall issue to each Apollo Entity that number of shares of 13.75% Preferred Stock set forth opposite such Apollo Entity's name in column 2 of Schedule II attached hereto and each Apollo Entity shall deliver to the Company in exchange therefor the principal amount of Apollo Old Notes set forth opposite such Apollo Entity's name in column 3 of Schedule II attached hereto. Any unpaid interest on the Apollo Old Notes accrued through the Closing Date will become immediately due and payable on the same date that holders of Debt/Equity Securities receive such interest on their Old Notes pursuant to the terms of the Offering Memorandum.

                  (ii) Terms of the 13.75% Preferred Stock. The terms and conditions of the 13.75% Preferred Stock shall be as set forth in the Articles of Amendment filed in connection therewith in the form attached to the Offering Memorandum.

        (c) The Apollo Equity Investment.

                  (i) Consideration. Subject to the terms and conditions hereof, if the conditions set forth in Section 5(a) and Section 5(d) hereof are satisfied (or waived by the Apollo Entities), then the Company shall sell to each Apollo Entity, and each Apollo Entity shall purchase from the Company, that number of shares of 13.75% Preferred Stock set forth opposite such Apollo Entity's name in column 2 of Schedule III attached hereto in exchange for the cash consideration set forth opposite such Apollo Entity's name in column 3 of Schedule III attached hereto.

                  (ii) Repayment of Tranche D Term Loan. The Company hereby agrees that upon its receipt of the cash consideration (the "Cash Consideration") delivered by the Apollo Entities pursuant to the terms of the Apollo Equity Investment, the Company shall immediately use all of such Cash Consideration to repay that portion of the Tranche D Term Loan (as defined in the Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998, as further amended to the date hereof (including without limitation pursuant to Amendment No. 5 to the Credit Agreement) (the "Credit Agreement"), among the Company and the other parties thereto) equal to the amount of the Cash Consideration.

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        (d) The Apollo 10% Senior Note Exchange.

                  (i) Consideration. Subject to the terms and conditions contained herein, if the conditions set forth in Section 5(a) have been satisfied (or waived by the Apollo Entities) and if the Senior Note Exchange (as defined in the Offering Memorandum) has been consummated pursuant to the terms set forth in the Offering Memorandum, then the Company shall issue to each Apollo Entity the principal amount of Apollo 10% Senior Secured Notes set forth opposite such Apollo Entity's name in column 2 of Schedule IV attached hereto and each Apollo Entity shall deliver to the Company in exchange therefor the principal amount of Apollo Old Notes set forth opposite such Apollo Entity's name in column 3 of Schedule IV attached hereto. Any unpaid interest on the Apollo Old Notes accrued through the Closing Date will become immediately due and payable on the first interest payment date provided for in the Apollo 10% Senior Secured Notes.

                  (ii) Terms of the Apollo 10% Senior Secured Notes. The Apollo 10% Senior Secured Notes will be governed by an Indenture to be dated the Closing Date (as defined below) (the "10% Senior Secured Note Indenture"). The Company hereby agrees that in the event the Apollo Senior Note Exchange is to be consummated, the Company shall take all action necessary to have the 10% Senior Secured Note Indenture and any security agreement related thereto (reasonably acceptable to the Apollo Entities) executed and delivered on or prior to the Closing Date.

    2. Closing.

         (a) Closing Date. The consummation of the transactions contemplated hereby (each, a "Closing"), shall occur at the offices of O'Sullivan LLP, 30 Rockefeller Plaza, New York, New York 10112 on the following dates: (i) in the case of the Apollo Debt/Equity Exchange and the Apollo Junior Transactions, simultaneously with the closing of the Debt/Equity Exchange and (ii) in the case of the Apollo Senior Note Exchange, simultaneously with the closing of the Senior Note Exchange (as defined in the Offering Memorandum). For purposes of this Agreement, the date of the Closing provided for in the immediate preceding sentence is hereinafter referred to as the "Closing Date".

         (b) Company Obligations. At the Closing, the Company will cause to be delivered to the Apollo Entities (i) the Apollo Debt/Equity Securities through the facilities of The Depository Trust Company ("DTC"), (ii) the Apollo 10% Senior Secured Notes, or (iii) the 13.75% Preferred Stock, as the case may be. In addition, at the Closing (other than in the case of a closing of the Apollo Junior Transactions) the Company will cause to be delivered to the Apollo Entities an executed copy of the Registration Rights Agreement, dated as of the Closing Date, by and among QDI LLC (in the event of consummation of the Apollo Debt/Equity Exchange) or alternatively, the Company (in the event of consummation of the Apollo Senior Note Exchange), the Apollo Entities and the other parties thereto, substantially in the form described in the Offering Memorandum (the "Registration Rights Agreement") and reliance letters addressed to the Apollo Entities with respect to those portions of the legal opinions and certificates delivered to Deutsche Bank Securities Inc. (as Dealer Manager for the Debt/Equity Exchange) as the Apollo Entities shall reasonably request.

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         (c) Apollo Entities' Obligations. At the Closing, the Apollo Entities
will cause to be delivered to the Company (i) the Apollo Old Notes through the facilities of DTC, (ii) if applicable, an executed copy of the Registration Rights Agreement and (iii) if applicable, the Cash Consideration in immediately available funds as set forth on Schedule III attached hereto.

    3. Representations of the Apollo Entities.

         The Apollo Entities hereby represent and warrant to the Company as follows:

         (a) Authorization. Each Apollo Entity has the requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of each Apollo Entity, enforceable in accordance with its terms, except that the enforcement thereof may be subject to
(i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         (b) No Violations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby by any of the Apollo Entities shall (i) violate any law, the result of which would prevent such Apollo Entity from consummating the transactions contemplated hereby or
(ii) conflict with the organizational documents of any of the Apollo Entities or result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any contract to which such Apollo Entity is a party or by which such Apollo Entity is bound or to which any of such Apollo Entity's assets is subject, the result of which would prevent the consummation of the transactions contemplated hereby.

         (c) No Consents. No material permit, authorization, order, consent or approval of or by, or any material notification of or filing with, any person (governmental or private) is required in connection with the execution, delivery and performance by any of the Apollo Entities of this Agreement or the consummation by any of the Apollo Entities of the transactions contemplated hereby.

         (d) Access to Information. The Company has made available to the Apollo Entities all reports, schedules, forms, statements and other documents filed by the Company with the Securities and Exchange Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Apollo Entities have received physical delivery of all such documents, records and information which the Apollo Entities have requested, and have had adequate opportunity to ask questions of, and receive answers from, the Company's officers, employees, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and all other matters relevant in consummating the transactions contemplated herein.

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         (e) Title to Old Notes. Immediately prior to the Closing, each Apollo
Entity will have title to the Apollo Old Notes being exchanged by such Apollo Entity, as applicable, free and clear of all claims, liens, title defects and objections or equities of any kind and nature whatsoever.

         (f) Investment Representations.

                     (i) Each Apollo Entity is the person who exercises full investment discretion with respect to the Apollo Old Notes owned by such Apollo Entity and the Apollo Entities have neither purchased nor sold for their account any Apollo Old Notes, as applicable, since the original issuance thereof.

                     (ii) Each Apollo Entity is acquiring the Apollo 10% Senior Secured Notes, the Apollo Debt/Equity Securities or the 13.75% Preferred Stock, as applicable, for its own account, and not as a nominee or agent for any other person, firm or corporation, and not with a view to the sale or distribution of all or any part thereof in any transaction that would be in violation of the securities laws of the United States, and it has no present intention of selling or otherwise distributing any of such securities in violation of the Securities Act of 1933, as amended (the "Securities Act"). The Apollo Entities do not have any contract, undertaking, agreement or arrangement with any person, firm or corporation to sell, transfer or grant participations to such person, firm or corporation with respect to any such securities.

                     (iii) Each Apollo Entity understands that none of the Apollo 10% Senior Secured Notes, the Apollo Debt/Equity Securities (including the Apollo Warrants and the Common Stock issuable upon exercise of the Apollo Warrants comprising the Apollo Debt/Equity Securities) or the 13.75% Preferred Stock, as applicable, acquired hereunder will be registered under the Securities Act on the Closing Date, in part based upon an exemption from registration predicated on the accuracy and completeness of its representations and warranties appearing herein. Each Apollo Entity understands and acknowledges that, as a result, it will not be permitted to sell, transfer or assign any of such securities acquired hereunder until such securities are registered, or an exemption from the registration and prospectus delivery requirements of the Securities Act is available.

                     (iv) Each Apollo Entity agrees that in no event will it make a disposition of any of the Apollo 10% Senior Secured Notes, the Apollo Debt/Equity Securities (including the Apollo Warrants and the Common Stock issuable upon exercise of the Apollo Warrants comprising the Apollo Debt/Equity Securities) or the 13.75% Preferred Stock, as applicable, or any interest therein, unless such securities are registered under the Securities Act or unless and until (A) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (B) it shall have furnished the Company with an opinion of counsel, satisfactory in form and content to the Company, to the effect that (x) such disposition will not require registration of such security under the Securities Act or compliance with applicable state securities laws or (y) an exemption from the registration requirements of the Securities Act is available and that all appropriate action

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     necessary for compliance thereunder and under the applicable state securities laws has been taken.

                     (v) Each Apollo Entity is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act; does not require the assistance of an investment advisor or other purchaser representative to participate in the transactions contemplated by this Agreement; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Apollo 10% Senior Secured Notes, the Apollo Debt/Equity Securities or the 13.75% Preferred Stock, as applicable; has the ability to bear the economic risks of its investment for an indefinite period of time; and has had adequate opportunity to ask questions of, and receive answers from, the Company concerning all matters relevant to the transactions contemplated herein.

         (g) Section 4(2) Exemption. Each Apollo Entity acknowledges that the transactions contemplated hereby are intended to be exempt from registration by virtue of Section 4(2) of the Securities Act. Each Apollo Entity knows of no reason why such exemption would not be available for the transactions contemplated hereby.

         (h) Brokers. There is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Apollo Entities who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement or the transactions contemplated hereby.

     4. The Company's Representations.

         The Company hereby represents and warrants to each Apollo Entity (i) with respect to itself and each Guarantor (as defined below) on the date hereof and (ii) in the event of the Apollo Debt/Equity Exchange, with respect to QDI LLC on the Closing Date, as follows:

         (a) Organization, Authority, etc. The Company and each of its subsidiaries which are guarantors of the Old Notes and will become guarantors of the Apollo New Notes or the Apollo 10% Senior Secured Notes, as applicable (the "Guarantors"), has been duly incorporated or organized, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of incorporation or organization, with all requisite corporate or other power and authority to own or lease its properties and conduct its businesses as now conducted as described in the Offering Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

         (b) Corporate Acts and Proceedings. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly and validly authorized, and all necessary corporate action has been taken to make this Agreement a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement

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thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         (c) Valid Issuance.

         The Apollo New Notes or the Apollo 10% Senior Secured Notes, as applicable, will be in the form contemplated by the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, and will conform in all material respects to the description thereof in the Offering Memorandum; the Apollo New Notes or the Apollo 10% Senior Secured Notes have been duly authorized by QDI LLC or the Company, as applicable, and, when executed by QDI LLC or the Company and authenticated by the trustee in accordance with the provisions of the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, and when delivered against receipt of the Apollo Old Notes in connection with the consummation of the Apollo Debt/Equity Exchange or the Apollo Senior Note Exchange, as applicable, in accordance with the terms of the Offering Memorandum, will be duly executed, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against QDI LLC or the Company, as applicable, in accordance with their terms, and will be entitled to the benefits of the New Note Indenture or the 10% Senior Secured
Note Indenture, as applicable, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         The Apollo Junior PIK Notes, when and if issued, will be in the form contemplated by the Junior PIK Note Indenture and will conform in all material respects to the description thereof in the Offering Memorandum; the Apollo Junior PIK Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the trustee thereunder in accordance with the provisions of the Junior PIK Note Indenture and, when delivered against receipt of the Apollo Old Notes in connection with the consummation of the Apollo Debt/Equity Exchange in accordance with the terms of the Offering Memorandum, will be duly executed, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Junior PIK Note Indenture, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         The 10% Senior Secured Note Indenture has been duly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery by the trustee thereunder), will have been duly executed and delivered, and upon consummation of the Apollo

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Senior Note Exchange will constitute a valid and binding obligation of the
Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         The New Note Indenture has been duly authorized by QDI LLC and each of the Guarantors and, when executed and delivered by QDI LLC and each of the Guarantors (assuming the due authorization, execution and delivery by the trustee thereunder), will have been duly executed and delivered, and upon consummation of the Apollo Debt/Equity Exchange will constitute a valid and binding obligation of QDI LLC and each of the Guarantors, enforceable against QDI LLC and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         The Junior PIK Note Indenture has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the trustee under the Junior PIK Note Indenture), will have been duly executed and delivered, and upon consummation of the Apollo Debt/Equity Exchange will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         The Apollo Warrants to be issued pursuant to the Apollo Debt/Equity Exchange have been duly authorized by the Company and, when issued and executed by the Company, authenticated by the Warrant Agent under the Warrant Agreement and delivered against receipt of the Apollo Old Notes in connection with the consummation of the Apollo Debt/Equity Exchange in accordance with the terms of the Offering Memorandum, will be validly issued and will constitute valid and binding obligations of the Company, entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

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         The Warrant Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Warrant Agent under the Warrant Agreement), will have been duly executed and delivered, and upon consummation of the Apollo Debt/Equity Exchange will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         The guarantees of the Apollo New Notes or the Apollo 10% Senior Secured Notes, as applicable, to be issued by each of the Guarantors have been duly authorized by each Guarantor and, upon the execution, authentication and delivery of the Apollo New Notes or the Apollo 10% Senior Secured Notes, as applicable, and delivery against receipt of the Apollo Old Notes in connection with the consummation of the Apollo Debt/Equity Exchange or the Apollo Senior Note Exchange, as applicable, in accordance with the terms of the Offering Memorandum, will be duly executed and delivered, will be entitled to the benefits of the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, and will constitute valid and binding obligations of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations.

         Each of the Security Documents (as defined in the Offering Memorandum) has been duly authorized by the Company and/or each of the Guarantors party thereto and, when executed and delivered by the Company and/or each of such Guarantors (assuming the due authorization, execution and delivery thereof by Credit Suisse First Boston, as collateral agent (the "Collateral Agent")), will have been duly executed and delivered on the Closing Date and will constitute a valid and binding obligation of the Company and/or each of such Guarantors, enforceable against the Company and/or each of such Guarantors in accordance with its terms and, upon filing of financing statements (containing adequate descriptions of the Collateral (as defined in the Offering Memorandum)) or recording of Mortgages (as defined in the Offering Memorandum), or an amendment to existing Mortgages, as appropriate, with the appropriate governmental authorities (including payment of the appropriate filing or recording fees and any applicable taxes) and delivery of the applicable documents to the Collateral Agent in accordance with the provisions of the Security Documents, a valid and perfected Lien (as defined in the Offering Memorandum) on the Collateral consisting of real property and a perfected security interest in the Collateral consisting of personal property on the Closing Date securing obligations of the Company and the Guarantors under the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, which lien and security interest will be superior to and prior to the Liens of all third persons other than the holders of Liens permitted by the applicable Security Document or Permitted Liens under the Credit Agreement, except that the enforcement thereof may be subject to (1) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (2) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (3) public policy considerations.

         The Registration Rights Agreement has been duly authorized by the Company or QDI LLC, as applicable, and each of the Guarantors and, when executed and delivered by the Company or QDI LLC, as applicable, and each of the Guarantors, will have been duly executed and delivered and will constitute a valid and binding obligation of the Company or QDI LLC, as applicable, and each of the Guarantors, enforceable against the Company or QDI LLC, as applicable, and each of the Guarantors in accordance with its terms, except that (i) the enforcement thereof may be subject to (1) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (2) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (3) public policy considerations and (ii) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

         (d) No Integration, General Solicitation or Advertising. Subject to the accuracy of the Apollo Entities' representations and warranties contained in
Section 3 hereof, none of the Company or any of the Guarantors or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent (other than the Dealer Manager for the Debt/Equity Exchange), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Securities Act) that is or could be integrated with the sale of the Apollo Debt/Equity Securities or the Apollo 10% Senior Secured Notes, as applicable, in a manner that would require the registration under the Securities Act of the Apollo Debt/Equity Securities or the Apollo 10% Senior Secured Notes, as applicable, or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Apollo Debt/Equity Securities or the Apollo 10% Senior Secured Notes, as applicable, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

         (e) Exempt Offering. Assuming the accuracy of the Apollo Entities' representations and warranties contained in Section 3 hereof, it is not necessary in connection with the offer, exchange and delivery of the Apollo Debt/Equity Securities or Apollo 10% Senior Secured Notes, as applicable, in the manner contemplated by this Agreement and the Offering Memorandum to register any of the Apollo Debt/Equity Securities or Apollo 10% Senior Secured Notes, as applicable, under the Securities Act or to qualify the New Note Indenture or 10% Senior Secured Note Indenture under the Trust Indenture Act of 1939, as amended.

         (f) Brokers. Except as contemplated by the Dealer Manager Agreement to be entered into between the Company and Deutsche Bank Securities Inc., the Company has not paid or agreed to pay to any person any compensation for (i) soliciting another to purchase any of the Company's securities or (ii) the solicitation of tenders or Consents (as defined in the Offering

Memorandum) by holders of the Old Notes pursuant to the Debt/Equity Exchange or the Apollo Senior Note Exchange.

         (g) Compliance with Other Instruments. The consummation of the transactions contemplated in this Agreement will not conflict with or constitute or result in a breach or violation of, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Guarantor (other than as created pursuant to the New Note Indenture or the 10% Senior Secured Note Indenture, as applicable, the Credit Agreement or the Security Documents) under the terms or provisions of, or constitute a default by the Company or any of the Guarantors under (i) any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company or any of the Guarantors is a party or to which the Company or any of the Guarantors is subject, which conflict, breach, violation or default would have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational documents) of the Company or any of the Guarantors or
(iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or any of the Guarantors or any of their respective properties, which conflict, breach, violation or default, individually or in the aggregate, would have a Material Adverse Effect.

         (h) No Consents. No material permit, authorization, order, consent or approval of or by, or any material notification of or filing with, any person (governmental or private) is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company and the Guarantors of the transactions contemplated hereby, except (i) such as have been obtained on or prior to the Closing Date, (ii) such as may be required under the Securities Act, the Exchange Act, state securities or "Blue Sky" laws in connection with the exchange of the Apollo Debt/Equity Securities or the Apollo 10% Senior Secured Notes, as applicable, (iii) such as may be required under the Registration Rights Agreement and (iv) such filings and recordings with governmental authorities as may be required to perfect liens under the Security Documents.

         (i) None of the Company or any of the Guarantors is now or, after giving effect to the offering and issuance of the Apollo Debt/Equity Securities or the Apollo 10% Senior Secured Notes, as applicable, and the cancellation of the Apollo Old Notes accepted in the Apollo Debt/Equity Exchange or the Apollo Senior Note Exchange and the consummation of the other transactions contemplated by the Offering Memorandum, will be an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (j) As of the date hereof and as of the Closing Date, the Offering Memorandum does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading, except that the Company makes no representation or warranty with respect to any statement contained in, or any matter omitted from, the Offering Memorandum relating to the Apollo Entities in reliance upon information furnished by the Apollo Entities.

         (k) The Company's authorized equity capitalization is as set forth in the Offering Memorandum, and the capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Memorandum.

         (l) The audited consolidated financial statements and related notes of the Company and its consolidated subsidiaries incorporated by reference in the Offering Memorandum present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; and PricewaterhouseCoopers LLP, which has audited the consolidated financial statements as set forth in its reports incorporated by reference in the Offering Memorandum, is an independent public accountant with respect to the Company under Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants, and its rulings and interpretations.

    5. Conditions of Apollo Entities' Obligations. If any Apollo Entity desires to claim that any of the conditions set forth in this Section 5 have not been satisfied, such Apollo Entity must deliver a notice (the "Condition Notice") to the Company prior to 5:00 p.m. (New York City time) on the Expiration Date (as defined in the Offering Memorandum). If a Condition Notice is not timely delivered pursuant to the immediately preceding sentence, the Apollo Entities shall be deemed to have waived the conditions set forth in this Section 5; provided, however, that notwithstanding the foregoing, the Company shall remain obligated to fully perform all of its covenants herein and shall take all actions necessary to satisfy all of its conditions that are to be satisfied simultaneously with the Closing.

         (a) Conditions with Respect to All Transactions. The obligation of each of the Apollo Entities to consummate any of the transactions set forth in
Section 1 hereof is subject to the fulfillment of each of the following conditions before or simultaneously with the Closing, any of which may be waived in whole or in part by the Apollo Entities:

             (i) Continued Accuracy of the Company's Representations and Warranties and Performance of the Company's Covenants. The representations and warranties of the Company contained in Section 4 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date). The covenants of the Company contained herein shall have been fully performed, including, without limitation, those provided for in Section 2(b) hereof.

             (ii) Reimbursement of Expenses. On or prior to the Closing, the Company shall have reimbursed the Apollo Entities for the fees and expenses incurred by the Apollo Entities (including the fees and expenses of legal counsel) in connection with the transactions contemplated herein as provided for in Section 11(b) hereof.

             (iii) No Material Adverse Change. There shall not have occurred since the date of the Offering Memorandum any material adverse change in the Company's business, condition (financial or otherwise), operations, properties, assets, liabilities or prospects, or any development or event shall have occurred prior to the Closing which is reasonably likely to result in such material adverse change.

             (iv) Officer's Certificate. The Company shall have delivered to the Apollo Entities a certificate executed by an authorized officer of the Company stating that each of the conditions set forth in this Section 5 applicable to the transaction to be consummated have each been satisfied (including the delivery of any supporting documentation reasonably requested by the Apollo Entities).

         (b) Conditions with Respect to the Apollo Debt/Equity Exchange. In addition to the satisfaction of the conditions set forth in Section 5(a) hereof, the obligation of each of the Apollo Entities to consummate the Apollo Debt/Equity Exchange is subject to the fulfillment of each of the following conditions before or simultaneously with the Closing, any of which may be waived in whole or in part by the Apollo Entities:

             (i) Closing of Debt/Equity Exchange. The Debt/Equity Exchange shall have been consummated pursuant to the terms set forth in the Offering Memorandum.

             (ii) Closing of Ares Debt/Equity Exchange. In the event that prior to or on the Expiration Date (as defined in the Offering Memorandum) (A) the $61.3 Million Threshold (as defined in the Offering Memorandum) has been satisfied and (B) the $78.3 Million Threshold (as defined in the Offering Memorandum) has not been satisfied, the Ares Debt/Equity Exchange shall have been consummated pursuant to the terms set forth in the Ares Lock-Up Agreement.

         (c) Conditions with Respect to the Apollo Junior Exchange. In addition to the satisfaction of the conditions set forth in Section 5(a) hereof, the obligation of each of the Apollo Entities to consummate the Apollo Junior Exchange is subject to the fulfillment of each of the following conditions before or simultaneously with the Closing, any of which may be waived in whole or in part by the Apollo Entities:

             (i) Apollo Junior Tender Condition. Prior to 5:00 p.m., New York City time, on May 31, 2002, the $78.3 Million Threshold (as defined in the Offering Memorandum) has been satisfied.

             (ii) Closing of Debt/Equity Exchange. The Debt/Equity Exchange shall have been consummated pursuant to the terms set forth in the Offering Memorandum.

             (iii) Closing of the Ares Debt/Equity Exchange. The Ares Debt/ Equity Exchange shall have been consummated pursuant to the terms set forth in the Ares Lock-Up Agreement.

         (d) Conditions with Respect to the Apollo Equity Investment. In addition to the satisfaction of the conditions set forth in Section 5(a) hereof, the obligation of each of the Apollo Entities to consummate the Apollo Equity Investment is subject to the fulfillment of each of the following conditions before or simultaneously with the Closing, any of which may be waived in whole or in part by the Apollo Entities:

             (i) Closing of the Apollo Junior Exchange. The Apollo Junior Exchange shall have been consummated pursuant to the terms set forth in this Agreement.

             (ii) Repayment of the Tranche D Term Loan. The Company shall have used the Cash Consideration delivered pursuant to the terms hereof to repay that portion of the Tranche D Term Loan equal to the amount of the Cash Consideration.

      6. Conditions of the Company's Obligations. The obligation of the Company to consummate the transactions contemplated herein at the Closing is subject to the fulfillment of each of the following conditions before or simultaneously with the Closing, any of which may be waived in whole or in part by the Company:

         (a) Continued Accuracy of the Apollo Entities' Representations and Warranties. The representations and warranties of the Apollo Entities contained in Section 3 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date).

         (b) Performance of Covenants. The covenants of the Apollo Entities contained herein shall have been performed.

      7. Registration Rights.

         The Apollo Entities will have such registration rights (a) with respect to the Apollo 10% Senior Secured Notes, as set forth in the Registration Rights Agreement or (b) with respect to the Apollo New Notes, as provided for in the Registration Rights Agreement.

      8. Legends.

         (a) Until a registration statement covering the Apollo 10% Senior Secured Notes, the Apollo Debt/Equity Securities (including the Common Stock issuable upon exercise of the Apollo Warrants comprising such Apollo Debt/Equity Securities), or the 13.75% Preferred Stock, if any, is declared effective, all certificates representing such securities which were issued in exchange for the Apollo Old Notes hereunder shall bear substantially the following legend:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE OR UPON DELIVERY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO QUALITY DISTRIBUTION, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

         (b) In addition to the legend set forth in Section 8(a) hereof, the Apollo 10% Senior Secured Notes, the Apollo New Notes and the Apollo Warrants (including the Common Stock issuable upon exercise of the Apollo Warrants comprising such Apollo Debt/Equity Securities), if any, shall also bear substantially the following legend:

         THIS SECURITY IS ALSO SUBJECT TO, AND HAS THE BENEFIT OF, A REGISTRATION RIGHTS AGREEMENT DATED AS OF [________] [__], 2002 BETWEEN THE HOLDER AND QUALITY DISTRIBUTION, [INC.][LLC] , COPIES OF WHICH ARE ON FILE WITH QUALITY DISTRIBUTION, [INC.][LLC].

         (c) In addition to the legend set forth in Section 8(a) and Section 8(b) hereof, the Apollo 10% Senior Secured Notes, the Apollo New Notes, the Apollo Junior PIK Notes, the 13.75% Preferred Stock and the Apollo Warrants (including the Common Stock issuable upon exercise of the Apollo Warrants comprising such Apollo Debt/Equity Securities), if any, shall also bear any legend required to be placed thereon by DTC or any applicable state corporation, commercial or securities law.

    9. Survival of Representations, Warranties and Agreements. None of the representations, warranties and covenants contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing.

   10.   Termination; Effect of Termination.

         (a) Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement and the transactions contemplated herein may, by written notice given at any time prior to the Closing, be terminated:

             (i) by either the Company, on the one hand, or any of the Apollo Entities, on the other hand, upon their mutual written consent;

             (ii) by either the Company, on the one hand, or any of the Apollo Entities, on the other hand, without liability to the terminating party or parties on account of such termination if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to fully comply with its obligations hereunder) on or before June 30, 2002; or

             (iii) by any of the Apollo Entities, if the Company has amended the terms of the Offering Memorandum as in effect as of the date hereof in a manner that materially adversely affects the value of the Apollo Debt/Equity Securities, the Apollo 10% Senior Secured Notes or the 13.75% Preferred Stock to be received by the Apollo Entities pursuant to the terms of this Agreement.

         (b) Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 10(a) of this Agreement, this Agreement (other than Section 11(b) (Expenses), Section 11(c) (Notices), Section 11(d) (Confidentiality), Section 11(g) (Choice of Law), Section 11(j) (Jurisdiction) and Section 11(l) (Waiver of Jury Trial) which shall remain in full force and effect) shall forthwith become null and void and no party hereto (or any of their respective representatives) shall have any liability or further obligation to any other party hereto, except as provided in this Section 10(b); provided, however, that if this Agreement is terminated by a party because of the breach of this Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to fully comply with its obligations under this Agreement, the terminating party's rights to pursue all legal remedies will survive such termination unimpaired.

   11.   Miscellaneous.

         (a) Amendment. This Agreement and any provision hereof may only be changed, waived, discharged or terminated upon the written consent of each of the parties hereto; provided, however, that if the number, composition or terms of the Debt/Equity Securities offered on the date hereof in the Debt/Equity Exchange are revised, then the number of Apollo Debt/Equity Securities to be delivered to the Apollo Entities pursuant to Schedule I attached hereto shall be deemed to be automatically amended to reflect such change(s), without any action by the parties hereto.

         (b) Expenses. Whether or not the transactions contemplated hereby are consummated, the Company shall (i) pay its own expenses incurred in connection with the transactions contemplated hereby and (ii) pay the expenses of the Apollo Entities incurred in connection with the transactions contemplated hereby.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier, telex, facsimile, telecopier, or similar writing:

             (i)  if to any Apollo Entity, to such Apollo Entity at:

                      c/o Apollo Management, L.P.
                      1301 Avenue of the Americas
                   38th Floor
                      New York, New York  10019
                      Attention:  General Counsel
                      Telephone:  (212) 515-3200
                      Facsimile:  (212) 515-3232

             (ii) If to the Company, to:

                  Quality Distribution, Inc.
                  3802 Corporex Park Drive
                  Tampa, Florida  33619
                  Attention: Chief Executive Officer and President
                  Telephone: (800) 282-2031
                  Facsimile: (813) 630-9637

                  with a copy to:

                  O'Sullivan LLP
                  30 Rockefeller Plaza
                  New York, New York 10112
                  Attention:  Stewart A. Kagan
                  Telephone:  (212) 408-2442

                  Facsimile:  (212) 408-2420

             (iii) All such notices and communications shall be deemed to have been duly given: (A) when delivered by hand, if personally delivered; (B) five (5) business days after being deposited in the mail, postage prepaid, if mailed; (C) one (1) business day after being timely dispatched postage prepaid, if by same-day or next-day courier; (D) when answered back, if telexed; (E) when receipt acknowledged, if sent by facsimile transmission and (F) if given by any other means, when delivered at the addresses referred to in this Section 11(c). Any of the above addresses may be changed by notice made in accordance with this Section 11(c).

      (d) Confidentiality. Notwithstanding anything herein to the contrary, each Apollo Entity shall, and shall cause its respective representatives to, maintain in confidence and not use to the detriment of the Company any written, oral or other information relating to the Company or to the business of the Company obtained from the Company or any of its representatives, except to the extent (i) any such information is or becomes generally available to the public other than as a result of disclosure by any of the Apollo Entities or any of their respective representatives, (ii) any such information is required to be disclosed by a court or governmental entity of competent jurisdiction or (iii) that use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated herein, and each Apollo Entity shall instruct its representatives having access to such information of such obligation of confidentiality.

      (e) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

      (f) Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

      (g) Choice of Law. The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto without giving effect to conflicts of laws, rules or principles.

      (h) Entire Agreement. This Agreement, the Ares Lock-Up Agreement, the Management Group Lock-Up Agreement and the Offering Memorandum (including the exhibits and schedules attached to each such document) contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede and replace all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof, including, without limitation, that certain Commitment Letter, dated as of January 29, 2002 between the Ares Entities and the Company.

      (i) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

      (j) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11(c) hereof shall be deemed effective service of process on such party.

      (k) No Implied Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      (l)    Waiver of Jury Trial.

      EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                     QUALITY DISTRIBUTION, INC.


                     By: /s/ Thomas L. Finkbiner
                         Name:  Thomas L. Finkbiner
                         Title: President and Chief Executive Officer


                     APOLLO INVESTMENT FUND III, L.P.
                     By: Apollo Advisors II, L.P., its general partner
                     By: Apollo Capital Management II, Inc., its general partner


                     By: /s/ Marc E. Becker
                         Name: Marc. E. Becker
                         Title:


                     APOLLO OVERSEAS PARTNERS III, L.P.
                     By: Apollo Advisors II, L.P., its general partner
                     By: Apollo Capital Management II, Inc., its general partner


                     By: /s/ Marc E. Becker
                         Name: Marc. E. Becker
                         Title:


                     APOLLO (U.K.) PARTNERS, L.P.
                     By: Apollo Advisors II, L.P., its general partner
                     By: Apollo Capital Management II, Inc., its general partner


                     By: /s/ Marc E. Becker
                         Name: Marc. E. Becker
                         Title:

                                   SCHEDULE I

                           APOLLO DEBT/EQUITY EXCHANGE

                                    Apollo Debt/Equity Securities to be Received (2)        Aggregate Principal Amount
                                                                                                of Apollo Old Notes
                                                                                               To Be Surrendered (3)
                                -------------------------------------------------------     -------------------------
Apollo Entity (1)               Aggregate Principal    Aggregate Principal    Number of         Fixed       FIRSTS
-----------------------         Amount of New Notes         Amount of         Warrants       Rate Notes
                                                         Junior PIK Notes
                                -------------------    -------------------    ---------     -----------   -----------
Apollo Investment Fund III,
L.P.                                    $17,481,750            $4,034,250        42,763     $10,484,000   $16,411,000
Apollo Overseas Partners III,
L.P.                                    $ 1,045,200            $  241,200         2,557     $   627,000   $   981,000
Apollo (UK) Partners III,
L.P.                                    $   648,050            $  149,550         1,585     $   389,000   $   608,000
                                -------------------    ------------------     ---------     -----------   -----------

Total                                   $19,175,000            $4,425,000        46,905     $11,500,000   $18,000,000
                                ===================    ==================     =========     ===========   ===========

                                   SCHEDULE II
                             APOLLO JUNIOR EXCHANGE

                                                        Aggregate Principal Amount
                                                            of Apollo Old Notes
                                                           To Be Surrendered (3)
                                                        --------------------------
Apollo Entity (1)                   Number of Shares        Fixed         FIRSTS
----------------------                 of 13.75%         Rate Notes
                                  Preferred Stock (2)
                                  -------------------   -----------    -----------
Apollo Investment Fund III,
L.P.                                          268,950   $10,484,000    $16,411,000

Apollo Overseas Partners III,
L.P.                                           16,080   $   627,000    $   981,000

Apollo (UK) Partners III, L.P.                  9,970   $   389,000    $   608,000
                                  -------------------   -----------    -----------

Total                                         295,000   $11,500,000    $18,000,000
                                  ===================   ===========    ===========

                                  SCHEDULE III
                            APOLLO EQUITY INVESTMENT

Apollo Entity (1)                   Number of Shares      Aggregate Cash
----------------------                 of 13.75%         Consideration (3)
                                  Preferred Stock (2)
                                  -------------------    -----------------
Apollo Investment Fund III,
L.P.                                           91,169          $ 9,116,949

Apollo Overseas Partners III,
L.P.                                            5,451          $   545,085

Apollo (UK) Partners III, L.P.                  3,380          $   337,966
                                  -------------------    -----------------

Total                                         100,000          $10,000,000
                                  ===================    =================

                                   SCHEDULE IV
                           APOLLO SENIOR NOTE EXCHANGE

                                                         Aggregate Principal Amount of
                                                                Apollo Old Notes
                                                             To Be Surrendered (3)
                                                         ------------------------------
Apollo Entity (1)                                            Fixed          FIRSTS
----------------------             Aggregate Principal     Rate Notes
                                  Amount of 10% Senior
                                    Secured Notes (2)
                                  --------------------   -------------   -------------
Apollo Investment Fund III,
L.P.                                       $26,895,000     $10,484,000     $16,411,000

Apollo Overseas Partners III,
L.P.                                       $ 1,608,000     $   627,000     $   981,000

Apollo (UK) Partners III, L.P.             $   997,000     $   389,000     $   608,000
                                  --------------------   -------------   -------------

Total                                      $29,500,000     $11,500,000     $18,000,000
                                  ====================   =============   =============